Investor Presentation Exhibit 99.1 October 2012

Forward-Looking Statements
This presentation and statements made by representatives of Matador Resources Company (“Matador” or the “Company”)
during the course of this presentation include “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-
looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-
looking statements often address expected future business and financial performance, and often contain words such as
“could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,”
“potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate, including, but not limited to, the following risks related to our financial  and operational performance: general economic conditions; Matador’s ability to execute its business plan, including the success of its drilling program; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; our ability to replace reserves and efficiently develop our current reserves; our costs of operations, delays and other difficulties related to producing oil, natural gas and natural gas liquids; our ability to make acquisitions on economically acceptable terms; availability of sufficient capital to Matador to execute its business plan, including from our future cash flows, increases in our borrowing base, joint venture partners and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s
SEC filings, including the “Risk Factors” section of Matador’s Annual Report on Form 10-K for the year ended December
31, 2011. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  All forward-looking statements are qualified in their entirety by this cautionary statement.

Company Overview
Completed IPO of 14,883,334 shares (12,209,167 primary) including overallotment at $12.00/share in March 2012
Exchange: Ticker NYSE: MTDR
Shares Outstanding 55.51 million common shares
Share Price as of October 5, 2012 $9.79/share
Market Capitalization as of October 5, 2012
$543.4 million
2012 Guidance Summary (updated as of August 14, 2012)
2012 Estimated Capital Spending $313 million
2012 Estimated Total Oil Production 1.2 to 1.4 million barrels
2012 Estimated Exit Rate for Oil Production 5,000 to 5,500 barrels per day
2012 Estimated Total Natural Gas Production
12.5 to 13.5 billion cubic feet

Matador Oil Facts: Second Quarter 2012

On track to double Adjusted EBITDA
(1)
for the second year in a row
Record quarterly oil production of 285,000 Bbl, a sequential quarterly increase of 43% from 200,000 Bbl produced in first quarter of 2012
Record six-month oil production of 485,000 Bbl, a year-over-year increase of almost seven-fold from 70,000 Bbl produced in first half of 2011
Record average daily oil equivalent production of 8,738 BOE per day, including 3,130 Bbl of oil per day and 33.6 MMcf of natural gas per day
Oil reserves of 6.7 million Bbl at June 30, 2012 up nearly 80% from
3.8 million Bbl at December 31, 2011
Second quarter oil production constitutes 36% of total production volume and oil revenues constitute 82% of total oil and natural gas revenues
(1)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 29
Note:  Matador is a two-stream reporting company.  Its oil production and reserves volumes do not include Natural Gas Liquids (NGLs) volumes.

Founded by Joe Foran in 1983
Foran Oil funded with $270,000 in contributed
capital from 17 friends and  family members
Rolled into Matador Petroleum Corporation  in
1988
Grown primarily through acquire and exploit
strategy
Delivered 21% average annual rate of return
over 15 years
Sold to Tom Brown, Inc.
(1)
in June 2003 for an
enterprise value of $388 million in an all-cash
transaction
Foran Oil & Matador Petroleum
4
Matador History
Matador Resources Company
Founded by Joe Foran in 2003
Attracted start-up capital from long-time shareholders;
diverse and unique shareholder group including over
400 friends and neighbors
Proven management, technical team and Board of
Directors
Grown entirely through drill bit, with focus on
unconventional reservoir plays
Chesapeake transaction and strong science and
technical teams enabled the strategic transition to the
Eagle Ford play
IPO in February 2012 (NYSE: MTDR)
Strong year-over-year growth
Daily oil production increased almost six-fold
(2)
Proved oil reserves increased almost eight-fold
(3)
Adjusted EBITDA
(4)
increased 82%
(2)
Predecessor Entities Matador Today
(1)  Tom Brown purchased by Encana in 2004
(2)  Three months ended June 30, 2012 compared to three months ended June 30, 2011
(3)  At June 30, 2012 as compared to at June 30, 2011
(4)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 29

A Year of Growth

(1)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 29
Year Ended December  31,
Year Ended December  31, Year Ended December  31,
AVERAGE DAILY OIL TOTAL REALIZED
EQUIVALENT PRODUCTION REVENUES
ADJUSTED EBITDA
(1)
(INCLUDING REALIZED GAIN ON DERIVATIVES)
$8.1
$18.4
$15.2
$23.6
$49.9
$21.3
$27.9
2007 2008 2009 2010 2011 2012
1Q
2012
2Q
$14.2
$29.3
$26.7
$39.3
$74.1
$32.2
$40.8
2007 2008 2009 2010 2011 2012
1Q
2012
2Q
911
1,506
2,285
3,926
7,048
8,023
8,738
2007 2008 2009 2010 2011 2012
1Q
2012
2Q

Transition to Oil

Year Ended
December
31,
Year Ended
December
31,
TOTAL OIL PRODUCTION OIL BY VOLUME OIL BY REVENUE
12% 12%
9%
7%
22%
74%
82%
2007 2008 2009 2010 2011 2012
1Q
2012
2Q
7%
7%
4%
2%
6%
27%
36%
2007 2008 2009 2010 2011 2012
1Q
2012
2Q
22
37
30
33
154
200
285
2007 2008 2009 2010 2011 2012
1Q
2012
2Q
Year Ended
December
31,

Financial Performance: Proven Management Team
Oil and Natural Gas Revenues
($ in mm)
Total Realized Revenues
(2)
($ in mm)
Adjusted EBITDA
(1)
($ in mm)
Average Daily Production
(BOE/d)
3,729
8,004
8,738
0
2,000
4,000
6,000
8,000
10,000
2Q10 2Q11 2Q12
$7.5
$20.9
$36.1
$0.0
$10.0
$20.0
$30.0
$40.0
2Q10 2Q11 2Q12
$5.2
$15.3
$27.9
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
2Q10 2Q11 2Q12
$9.1
$21.8
$40.8
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
2Q10 2Q11 2Q12
CAGR: 119%
CAGR: 132%
CAGR: 112%
CAGR: 53%
(1)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 29
(2)  Includes realized gain on derivatives

Liquids Focused CapEx in 2012E Commentary
Oil Production Growth Over Time (Bbl/d)

Q2 2012 oil production
approximately 285,000 barrels
Six-month oil production of
485,000 Bbl up almost
seven-fold year-over-year at
June 30, 2012
Approximately 88% of 2012E
capital budget focused on
Eagle Ford (84%) and
Austin Chalk (4%)
All 2012 Eagle Ford and
Austin Chalk drilling locations
targeting oil and liquids
Oil production expected to
increase 8x to 9x in 2012
Strong Growth Profile Focused on Liquids
91
422
2,200
3,130
0
500
1,000
1,500
2,000
2,500
3,000
3,500
2010 2011 1Q 2012 2Q 2012
2012 Anticipated Drilling 2012E CapEx
Gross Wells Net Wells (in millions)
Total Total % Total %
South Texas
Eagle Ford 28.0              25.6              86.8%    $257.2 82.2%
Austin Chalk 2.0                2.0                6.8%      $11.3 3.6%
Area Total 30.0              27.6              93.6%    $268.5 85.8%
NW LA / E Texas
Haynesville 25.0              1.5                5.1%      $13.5 4.3%
Cotton Valley -                     -                     -             - -
Area Total 25.0              1.5                5.1%      $13.5 4.3%
SW WY, NE UT, SE ID 1.0                0.4                1.3%      $2.5 0.8%
Other -                     -                     -             $28.5 9.1%
Total 56.0              29.5              100.0%   $313.0 100.0%

Leverage to Eagle Ford (Net Eagle Ford Acres / EV)
(Net Acres / $mm)

Leading Eagle Ford Exposure
Matador offers significant leverage
and focus to the Eagle Ford
Approximately 90% of Eagle Ford
acreage is in the prospective oil
and liquids window
All 2012E Eagle Ford drilling
focused in the prospective oil and
liquids window
84% of 2012 estimated CapEx
allocated to Eagle Ford
One rig running in the eastern and
one in the western portions of the
Eagle Ford play
Eagle Ford acreage well-
positioned throughout the play
51.0
48.1
36.7
34.9
33.3
32.1
26.1
25.7
24.3
21.9
14.9
9.3
6.7
4.3
4.0
SFY
MTDR
GDP
FST
SM
NFX
CRZO
PVA
ROSE
CHK
MHR
PXD
PXP
APA
APC
64%
84%
45%
30%
57%
63%
36%
7%
40%
93%
92%
N/A
N/A
N/A
N/A
2012E Capex
% Eagle Ford
(1)
Note:  Reflects companies with greater than 50 Bcfe of proved reserves. Data sourced from public filings; stock price data as of October 5, 2012 close
(1)  Per operational guidance

Highlights

Eagle Ford Properties are in Good Neighborhoods
MTDR acreage in counties
with robust transaction activity
– “good neighborhoods”
Transaction values ranging
from $10,000 to $30,000 per
acre
Our Eagle Ford position has
grown to over 30,000 net
acres
Acreage in both the eastern
and western areas of the play
Approximately 90% of acreage
in prospective oil and liquids
windows
Acreage offers potential for
Austin Chalk, Buda, Pearsall
and other formations
Good reputation with land and mineral owners
More than 80% of Eagle Ford acreage HBP or not burdened with lease expirations before 2013
Note:  All Matador acreage at June 30, 2012 and all other acreage based on public information

San Antonio
Uvalde
Medina
Zavala Frio
Dimmit La Salle
Webb
Bexar
Atascosa
McMullen
Live Oak
Bee
Goliad
Dewitt
Gonzales
Wilson
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
Eagle Ford and Austin Chalk Properties
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
EAGLE FORD WEST
14,242 gross / 11,380 net acres
EAGLE FORD EAST
7,567 gross / 6,170 net acres
EOG OPERATED, MTDR WI ~21%
18,998 gross / 3,709 net acres
Note:  All acreage at June 30, 2012
EAGLE FORD ACREAGE TOTALS
49,698 gross / 30,150 net acres
Matador Resources Acreage
Karnes
Glasscock
Ranch
Shelton
Newman
ZLS
Martin Ranch
Northcut
Affleck
Troutt
Sutton
MRC/EOG
Pawelek
Danysh
Sickenius
Lyssy
Repka
RCT Wilson
Love
Cowey
Keseling
Finney
Lewton
Hennig
Nickel
Ranch

Eagle Ford 24-Hour Stabilized Rates

Well Name County Completion Date Perforated Length
(1)
Frac Stages Oil IP
(2)(3)
Gas IP
(2)(3)
Oil Equiv IP
(4)
Choke Pressure
Total  (ft.) (Bbl/day) (Mcf/day) (BOE/day) (inch) (psi)
2011 Wells
JCM Jr. Minerals 1H La Salle 11/10/2010 3,774 15 164 3,648 772 15/64 3,365
Martin Ranch A 1H La Salle 1/20/2011 4,201 17 1,129 2,821 1,599 34/64 1,550
Affleck 1H Dimmit 2/22/2011 4,711 16 456 5,247 1,331 36/64 1,435
Frances Lewton 1H DeWitt 11/16/2011 5,041 17 1,021 2,574 1,450 13/64 5,000
Martin Ranch A 2H La Salle 11/19/2011 6,772 22 1,318 1,845 1,626 26/64 1,800
Martin Ranch A 3H La Salle 11/26/2011 4,476 15 802 510 887 26/64 1,510
Martin Ranch A 5H La Salle 12/17/2011 4,518 15 893 545 984 26/64 1,250
2012 Wells
Martin Ranch A 8H La Salle 1/28/2012 6,092 21 1,089 831 1,228 26/64 1,750
Martin Ranch A 6H La Salle 2/8/2012 6,509 22 689 1,714 975 26/64 1,650
Martin Ranch A 7H La Salle 2/12/2012 4,902 17 609 481 689 26/64 1,040
Martin Ranch B 4H La Salle 2/18/2012 3,551 13 595 968 756 26/64 1,320
Matador Sickenius Orca 1H Karnes 3/16/2012 5,712 19 785 540 875 26/64 820
Northcut A 1H La Salle 3/23/2012 4,446 15 583 592 682 26/64 1,000
Matador Danysh Orca 1H Karnes 4/1/2012 4,962 17 1,012 1,126 1,200 26/64 1,175
Northcut A 2H La Salle 5/1/2012 4,503 15 758 761 885 24/64 950
Matador Pawelek Orca 1H Karnes 6/5/2012 6,103 20 670 739 793 16/64 2,510
Matador Pawelek Orca 2H Karnes 6/7/2012 6,202 28 861 755 987 16/64 2,460
Matador Danysh Orca 2H Karnes 6/10/2012 5,115 17 750 746 874 16/64 2,675
Glasscock Ranch 1H Zavala 6/27/2012 5,352 18 307 0 307 pump 140
Matador K. Love Orca 1H DeWitt 8/10/2012 5,077 17 1,793 2,171 2,155 16/64 5,280
Matador K. Love Orca 2H DeWitt 8/11/2012 4,871 17 1,757 2,126 2,111 16/64 5,900
Average 5,090 18 859  Bbl/day 1,464  Mcf/day 1,103 BOE/day
(1)  Total length of perforated lateral from the first perforation to the last perforation
(2)  Rates as reported to the Texas Railroad Commission via W-2 or G-1 form
(3)  Rates are based on actual, stabilized, 24 hour production on a constant choke size
(4)  Oil equivalent rates are based on a 6:1 ratio of six Mcf gas per one Bbl oil

South Texas Multi-Pay Petroleum Systems:
Petroleum Charge focus towards Glasscock Ranch
Note:  Information for Pearsall Oil Field sourced from public information
Redhawk
Area
Note:  All acreage at June 30, 2012 Olmos/Navarro Austin Chalk Edwards
Oil and Gas Fields:
Buda
Wilcox
Matador Resources Acreage

Multi-Pay Fairway: Productive and Prospective Pay Zones
Historic Conventional Zones
Olmos-Navarro
Gas and oil fields in shallow section
Austin Chalk
Upper Austin horizontal drilling
Fractured reservoir
Buda
Primarily productive on structure
Fractured reservoir
Edwards
Productive on structure
“New” Unconventional Zones
“Chalkleford”
(Eagle Ford / Austin Chalk transition zone)
Recent results in Pearsall Field from other operators are positive
Eagle Ford
Lower costs combined with better completion techniques have improved initial results in northern oil window
Horizontal Buda Drilling
Exploratory play developing to exploit fracturing within the Buda both on and off structure
Pearsall Shale
Exploratory play, initial test wells now being drilled
Austin Chalk
Eagle Ford
Buda
Georgetown
Del Rio
Edwards
Glen Rose
Rodessa
Pearsall
Sligo
Olmos
Navarro
ANCC

0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
Budgeted Cost
Actual Cost
Eagle Ford Well Costs Averaging 15% Less than 2012 Budget Estimates

Western Acreage Eastern Acreage
Note: 2012 Eagle Ford well drilling and completions costs only compared to budget estimates; costs do not include pipelines and lease facilities

Eagle Ford Well Costs – East Side

$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
$14,000,000
1 2 3 4 5 6 7 8
Well Cost
5000' Normalized Cost
Note: Wells are displayed in chronological order.  Well drilling and completions costs only; costs do not include pipelines and lease facilities.

Eagle Ford Well Costs – West Side

$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
$14,000,000
1 2 3 4 5 6 7 8 9 10 11
Well Cost
5000' Normalized Cost
Note: Wells are displayed in chronological order.  Well drilling and completions costs only; costs do not include pipelines and lease facilities.

Average Frac Stage Cost per Well

Note: Wells are displayed in chronological order
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Bauxite Resin Coated Sand        White Sand

Eagle Ford Well Estimated ROR as a Function of EUR and Well Cost

Note: Individual well economics only.  NGL price differential +$2.50/Mcf.  Oil price differential +$4.30/Bbl.
$8.0
$10.0
$12.0
0
20
40
60
80
100
120
140
160
180
200
100 200 300 400 500 600 700
Estimated Ultimate Recovery (EUR), MBOE
Well Cost,
millions
$7.0
$90.00/Bbl NYMEX oil;
$3.00/Mcf NYMEX natural gas

San Antonio
Multi-Pay Fairway
with Eagle Ford, Pearsall, Austin Chalk and Buda potential
Emerging Multi-Pay Area in Eagle Ford Oil Fairway and MTDR
Acreage
OIL FAIRWAY OIL FAIRWAY
Note:  All acreage at June 30, 2012
Matador Resources Acreage

Wolfbone Play in the Delaware Basin (West Texas)
Major Operator Index
Matador Resources
Anadarko Petroleum Corp.
Chesapeake Operating
Cimarex Energy
Clayton Williams Energy
Devon Energy Production
Energen Resources Corp.
Oxy USA Inc.
Matador Resources
~4,900 gross / ~2,900 net acres
C U L B E R S O N
P E C O S
C R A N E W A R D
W I N K L E R
U P T O N
R E E V E S
M A R T I N
M I D L A N D
L O V I N G
E C T O R
G A I N E S
G
D A W S O N
A N D R E W S
JEFF DAVIS
R.S. JOHNSON
BLK C27
PSL
FEET
0 7,214
Chesapeake Operated
IP’s: 260 – 750 Bbl/d
600 – 3,300 Mcf/d
Anadarko Operated
IP’s: 162 – 931 Bbl/d
466 – 2,400 Mcf/d
Energen Operated
IP’s: 117 – 902 Bbl/d
500 – 1,500 Mcf/d
Devon Operated
IP’s: 121 – 725 Bbl/d
1,100 – 1,300 Mcf/d
Cimarex Operated
IP’s: 240 – 608 Bbl/d
255 – 2,000 Mcf/d
Note:  As of August 23, 2012 and only wells with total depths greater than 7,000’posted.  Third-party information from public sources.

Wolfbone Play in the Delaware Basin (West Texas) Stratigraphic Column
Avalon Shale
Depth: 7,900’ – 8,300’ (Oil Window)
Density Porosity: 12-14%
Thickness: 300-500 ft.
Normal Pressure (0.45 psi/ft.)
Total Organic Carbon (TOC) 5-8%
XRD: 15-20% clay and 40-60% silica
IP: 100-270 Bbl/d   200-1,200 Mcf/d
Middle Wolfcamp
Depth: 11,500’ – 12,000’
Thickness: 200-300 ft.
Total Organic Carbon (TOC) 2-4%
Density Porosity: 12-15%
Geopressure (0.7psi/ft.)
Upper Wolfcamp
Depth: 10,500’ – 10,600’ (Oil Window)
Density Porosity: >10%
Gross Thickness: 280-350 ft.
IP: 121-900 Bbl/d   250-3,300 Mcf/d
Geopressure (0.7psi/ft.)
Horizontal Targets
1
st
2
nd
3
rd
Bone Spring
Depth: 8,500’ – 10,600’ (Oil Window)
Density Porosity: >10%
Thickness: 10-100 ft.
Normal Pressure (0.45 psi/ft.)
IP: 10-600 Bbl/d   500-2,500 Mcf/d
Note:  Information from public sources

Hedging Profile
Oil Hedges (Costless Collars)
4Q 2012 FY 2013
Total Volume Hedged by Ceiling (Bbl) 360,000 1,260,000
Weighted Average Price ($ / Bbl) $110.31 $110.26
Total Volume Hedged by Floor (Bbl) 360,000 1,260,000
Weighted Average Price ($ / Bbl) $90.83 $87.14
Natural Gas Hedges (Costless Collars)
4Q 2012 FY 2013
Total Volume Hedged by Ceiling (Bcf) 2.31 4.65
Weighted Average Price ($ / MMBtu) $5.30 $4.84
Total Volume Hedged by Floor (Bcf) 2.31 4.65
Weighted Average Price ($ / MMBtu) $4.07 $3.34
Natural Gas Liquids (NGLs) Hedges (Swaps)
4Q 2012 FY 2013
Total Volume Hedged (gal) 601,200 4,720,800
Weighted Average Price ($ / gal) $0.75 $0.75

Net NGL production of 163 Bbl/d and 476 Bbl/d for the first quarter and second quarter of 2012 respectively.
Matador has recently finalized a natural gas gathering, transportation and processing agreement, including firm transportation and processing, for most of its operated natural gas production in South
Texas.
163
476
0
100
200
300
400
500
1Q 2012 2Q 2012
24
Natural Gas Liquids (NGLs)
Net NGL Production
(Bbl/d)

Financial Flexibility
Plan to fund 2012 capital budget with a portion of IPO net proceeds, anticipated cash flows from operations and available borrowings under credit facility
Closed an amended and restated credit facility to increase the Company’s borrowing capacity to $200 million primarily as a result of increased oil reserves at June 30, 2012
Expanded bank group to 5 banks
Total facility size increased from $400 million to $500 million
Borrowing base of $200 million, increased from $125 million
37% of current market capitalization
$120 million in debt outstanding as of October 9, 2012
(1)  As of October 5, 2012 close
(1)

Liquids Focused CapEx in 2012E Commentary
Oil Production Growth Over Time (Bbl/d)

Q2 2012 oil production
approximately 285,000 barrels
Six-month oil production of
485,000 Bbl up almost
seven-fold year-over-year at
June 30, 2012
Approximately 88% of 2012E
capital budget focused on
Eagle Ford (84%) and
Austin Chalk (4%)
All 2012 Eagle Ford and
Austin Chalk drilling locations
targeting oil and liquids
Oil production expected to
increase 8x to 9x in 2012
Strong Growth Profile Focused on Liquids
91
422
2,200
3,130
0
500
1,000
1,500
2,000
2,500
3,000
3,500
2010 2011 1Q 2012 2Q 2012
2012 Anticipated Drilling 2012E CapEx
Gross Wells Net Wells (in millions)
Total Total % Total %
South Texas
Eagle Ford 28.0 25.6 86.8% $257.2 82.2%
Austin Chalk 2.0 2.0 6.8% $11.3 3.6%
Area Total 30.0 27.6 93.6% $268.5 85.8%
NW LA / E Texas
Haynesville 25.0 1.5 5.1% $13.5 4.3%
Cotton Valley - - - - -
Area Total 25.0 1.5 5.1% $13.5 4.3%
SW WY, NE UT, SE ID 1.0 0.4 1.3% $2.5 0.8%
Other - - - $28.5 9.1%
Total 56.0 29.5 100.0% $313.0 100.0%

Investment Highlights
Strong Growth Profile with Increasing Focus on Oil / Liquids
High Quality Asset Base in Attractive Areas
Significant Multi-year Drilling Inventory
Strong Financial Position and Long-Term Institutional, Industry and Individual
Shareholders
Proven Management and Technical Team and Active Board of Directors
Active Exploration Effort Using Science and Technology

Appendix

Year Ended December 31,
(In thousands)
2007 2008 2009 2010 2011 2010 2011 2012
Unaudited Adjusted EBITDA reconciliation to Net Income (Loss):
Net (loss) income ($300) $103,878 ($14,425) $6,377 ($10,309) ($984) $7,153 ($6,676)
Interest expense - - - 3 683 - 184          1
Total income tax provision (benefit) - 20,023 (9,925) 3,521 (5,521) (516)         (46)           (3,713)
Depletion, depreciation and amortization 7,889 12,127 10,743 15,596 31,754 3,702       8,180       19,914
Accretion of asset retirement obligations 70 92 137 155 209 30            57            58
Full-cost ceiling impairment - 22,195 25,244 - 35,673 - - 33,205
Unrealized loss (gain) on derivatives 211 (3,592) 2,375 (3,139) (5,138) 2,821       (332)         (15,114)
Stock option and grant expense 205 605 622 824 2,362 154          117          41
Restricted stock grants 15 60 34 74 44 7              11            150
Net loss (gain) on asset sales and inventory impairment - (136,977) 379 224 154 - - 60
Adjusted EBITDA $8,090 $18,411 $15,184 $23,635 $49,911 $5,216 $15,324 $27,926
Year Ended December 31,
(In thousands)
2007 2008 2009 2010 2011 2010 2011 2012
Unaudited Adjusted EBITDA reconciliation to Net Cash Provided by Operating Activities:
Net cash provided by operating activities $7,881 $25,851 $1,791 $27,273 $61,868 $24,624 $6,799 $46,416
Net change in operating assets and liabilities 209 (17,888) 15,717 (2,230) (12,594) (19,408)     8,387       (18,491)
Interest expense - - - 3 683 - 184          1
Current income tax provision (benefit) - 10,448 (2,324) (1,411) (46) - (46)           -
Adjusted EBITDA $8,090 $18,411 $15,184 $23,635 $49,911 $5,216 $15,324 $27,926
Three Months Ended June 30,
Three Months Ended June 30,
29
Adjusted EBITDA Reconciliation
The following table presents our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measures of net income
(loss) and net cash provided by operating activities, respectively.
We believe Adjusted EBITDA helps us evaluate our operating performance and compare our results of operation from period to period without regard to our financing methods or capital structure. We define Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, including stock option and grant expense and restricted stock and restricted stock units expense, and net gain or loss on asset sales and inventory impairment. Adjusted
EBITDA is not a measure of net income (loss) or cash flows as determined by GAAP. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flows from operating activities as determined in accordance with GAAP or as an indicator of our operating performance or liquidity.

Board of Directors and Special Board Advisors – Expertise and Stewardship

Board Members
and Advisors
Professional Experience Business Expertise
Dr. Stephen A. Holditch
Director
- Professor and Former Head of the Department of Petroleum
Engineering, Texas A&M University
- Founder / President S.A. Holditch & Associates
- Past President of Society of Petroleum Engineers
Oil & Gas Operations
David M. Laney
Director
- Past Chairman, Amtrak Board of Directors
- Former Partner, Jackson Walker LLP
Law
Gregory E. Mitchell
Director
- President / CEO, Toot’n Totum Food Stores Petroleum Retailing
Dr. Steven W. Ohnimus
Director
- Retired VP and General Manager, Unocal Indonesia Oil & Gas Operations
Michael C. Ryan
Director
- Partner, Berens Capital Management
International Business and
Finance
Margaret B. Shannon
Director
- Retired VP and General Counsel, BJ Services Co.
- Former Partner, Andrews Kurth LLP
Law and
Corporate Governance
Marlan W. Downey
Special Board Advisor
- Retired President, ARCO International
- Former President, Shell Pecten International
- Past President of American Association of Petroleum Geologists
Oil & Gas Exploration
Wade I. Massad
Special Board Advisor
- Managing Member, Cleveland Capital Management, LLC
- Former EVP Capital Markets, Matador Resources Company
- Formerly with KeyBanc Capital Markets and RBC Capital Markets
Capital Markets
Edward R. Scott, Jr.
Special Board Advisor
- Former Chairman, Amarillo Economic Development Corporation
- Law Firm of Gibson, Ochsner & Adkins
Law, Accounting and Real
Estate Development
W.J. “Jack” Sleeper, Jr.
Special Board Advisor
- Retired President, DeGolyer and MacNaughton (Worldwide
Petroleum Consultants)
Oil & Gas Executive
Management

Proven Management Team – Experienced Leadership

Management Team Background and Prior Affiliations
Industry
Experience
Matador
Experience
Joseph Wm. Foran
Founder, Chairman and CEO
- Matador Petroleum Corporation, Foran Oil Company,
J Cleo Thompson Jr. and Thompson Petroleum Corp.
32 years Since Inception
David E. Lancaster
EVP, COO and CFO
- Schlumberger, S.A. Holditch & Associates, Inc., Diamond
Shamrock
33 years Since 2003
Matthew V. Hairford
EVP, Operations
- Samson, Sonat, Conoco 28 years Since 2004
David F. Nicklin
Executive Director, Exploration
- ARCO, Senior Geological Assignments in UK, Angola,
Norway and the Middle East
41 years Since 2007
Bradley M. Robinson
VP, Reservoir Engineering
- Schlumberger, S.A. Holditch & Associates, Inc.,
Marathon
35 years Since Inception
Craig N. Adams
VP, General Counsel
- Baker Botts L.L.P. 20 years Since 2012
Kathryn L. Wayne
Controller and Treasurer
- Matador Petroleum Corporation, Mobil 28 years Since Inception

Daily Production
(1)
8,738 BOE/d
Oil Production (% total) 3,130 Bbl/d (36%)
Proved Reserves @ 6/30/12 19.1 Million BOE
% Proved Developed 64%
% Oil 35% (and growing)
2012E CapEx $313 million
% Eagle Ford 84%
% Oil and Liquids 94%
2012E Anticipated Drilling 29.5 net wells
Eagle Ford / Austin Chalk 27.6 net wells
Haynesville 1.5 net wells
Gross Acreage
(2)
195,838 acres
Net Acreage
(2)
160,516 acres
(1) Average daily production for the three months ended June 30, 2012
(2) At June 30, 2012
Matador Resources Snapshot
Note:  Loving County acreage added August 10, 2012 and is not reflected in acreage totals at June 30, 2012 (see slide 21)

Eagle Ford and Austin Chalk Overview
Acreage positioned in some of the
most active counties for Eagle Ford
and Austin Chalk (including
“Chalkleford”)
Two rigs running, primarily focused on
oil and liquids
2012E capital expenditure program
focused on oil and liquids exploration
and development
Anticipate oil production to constitute
approx. 35-40% of total production
volume and oil revenues to constitute
approx. 75-80% of total oil and natural
gas revenues in 2012
Drilling locations are based on 120
acre spacing
Currently testing 80-acre spacing on
one Eagle Ford property and plan
additional tests on other properties
before end of 2012
Proved Reserves @ 6/30/12 8.8 Million BOE
% Proved Developed 47%
% Oil / Liquids 75%
Daily Oil Production
(1)
3,178 BOE/d
Gross Acres
(2)
49,698 acres
Net Acres
(2)
30,150 acres
Eagle Ford
(2),(3)
30,150 acres
Austin Chalk
(2),(3)
17,343 acres
2012E Anticipated Drilling 27.6 net wells
2012E CapEx Budget $268.5 million
% HBP or no short term expirations
(4)
~80%
(1) Average daily oil production for the six months ended June 30, 2012
(2) At June 30, 2012
(3) Some of the same leases cover the net acres shown for Eagle Ford and Austin Chalk. Therefore, the sum for both formations is not equal to the total net acreage
(4) 80% of Eagle Ford acreage HBP or not burdened with lease expirations before 2013

Reducing Drilling & Completion Costs Increases ROR in Eagle Ford Wells
Note: Individual well economics only. D&C cost = drilling and completion cost.
Note: Natural gas price = $3.00/Mcf.  NGL price differential +$2.50/Mcf.  Oil price differential +$4.30/Bbl.
$80 NYMEX Oil
$70 NYMEX Oil
$90 NYMEX Oil
$100 NYMEX Oil
$8 MM D&C Cost
$7 MM D&C Cost
$8 MM D&C Cost
$7 MM D&C Cost
$8 MM D&C Cost
$7 MM D&C Cost
$8 MM D&C Cost
$7 MM D&C Cost

Highlights

Haynesville Positioning
Approximately 12,500 gross
and 5,800 net acres in
Haynesville Tier 1 core area
Almost all prospective
Haynesville acreage is HBP –
provides “natural gas bank”
for future development
MTDR active as both operator
and non-operator in
Haynesville play
Approximately 1,700 net
acres with Bossier potential
Haynesville acreage also
prospective for shallower
targets – Cotton Valley,
Hosston – in many areas
Approximately 10,000 net
HBP acres prospective for
Cotton Valley Horizontal play
at Elm Grove / Caspiana
Note:  Matador operates two sections, including the LA Wildlife and the BLM sections, in Tier 1; all other acreage in Tier 1 is non-operated.
Note:  All acreage at June 30, 2012
TIER 3
TIER 2
TIER 1
Bossier
Caddo
Webster
De Soto
Red River
Bienville
Southwest
Pine Island
Central
Pine Island
Fee Minerals
Rudd #1H
Samson
Petrohawk
Shell
Encana
Petrohawk
Petrohawk
Shell
Encana
Questar
Petrohawk
Petrohawk
J-W
Tigner Walker H#1 Alt (CV)
LA Wildlife H#1 Alt. (HV)
Williams 17 H#1 (HV)
LA Wildlife (MPC)
BLM (MPC)

Haynesville Well Economics – Tier 1 Area
Natural Gas Price, $/Mcf
0
25
50
75
100
125
150
175
200
225
250
3 3.5 4 4.5 5 5.5 6
8 Bcf - $8.5 MM D&C Cost
9 Bcf - $8.5 MM D&C Cost
10 Bcf - $8.5 MM D&C Cost
8 Bcf - $9.5 MM D&C Cost
9 Bcf - $9.5 MM D&C Cost
10 Bcf - $9.5 MM D&C Cost
Note: Individual well economics only.  D&C cost = drilling and completion cost.  Natural gas price differential = $(0.85)/Mcf.

Business Strategy to Deliver Growth and Value

Exploration and Development
2012E CapEx program focused on oil and liquids opportunities
Balanced Portfolio
Growing Eagle Ford and Delaware Basin contributes to a diversified portfolio mix between oil and natural gas
Active, ongoing exploration effort continues to identify new oil prospects and opportunities
Pursue Opportunistic Acquisitions
Ability to identify high return, operated opportunities at attractive prices
History of significant acquisitions and joint ventures
Maintain Financial Discipline
Keep balance sheet strong and control expenses
Work with industry participants to control costs for non-operated properties
Leverage Industry Relationships
Leverage expertise of our industry partners, exchange data and information and build upon existing relationships
Continue active participation in industry consortia and professional societies
Build Upon Director and Management Team Experience and Success in Unconventional
Plays

Matador Today
Gross Acres
(1),(2)
107,122 acres
Net Acres
(1),(2)
100,670 acres
2012E CapEx Budget $2.5 million
Matador Today
Gross Acres
(1),(3)
10,714 acres
Net Acres
(1),(3)
4,717 acres
Wyoming, Utah and Idaho (Meade Peak Shale)
Option Value in Large Unevaluated Acreage Positions
Initial test well drilled and cored through the Meade Peak
shale
Detailed petrophysical and rock property testing concluded
Carried participation interest provided by industry partner
Foothold of existing production and reserves
On August 10, 2012, acquired approx. 4,900 gross and
2,900 net acres prospective for the Wolfbone play in
the Delaware Basin in Loving County, Texas.
Southeast New Mexico / West Texas
(1) At June 30, 2012
(2) While we and our partners continue to evaluate the results from the initial test well and plan for its completion and further testing, we expect a portion of our acreage will be allowed  to expire during 2012
(3) We believe approximately 8,000 gross and 2,000 net acres are no longer prospective, and we plan to let them expire without drilling during 2012

Selected Historical Financials
(Revenues and Adjusted EBITDA in millions)
Year Ended December 31, Three Months Ended June 30,
2009 2010 2011 2011 2012
Production Summary
Oil Production (MBbl) 30 33 154 51 285
Gas Production (Bcf) 4.8 8.4 14.5 4.1 3.1
Total Production (MBOE) 830 1,433 2,571 728 795
Realized Prices (Including hedges)
Oil ($/ Bbl) $57.72 $76.39 $93.80 $99.72 $105.82
Natural Gas ($/ Mcf) $5.17 $4.38 $4.11 $4.11 $3.48
Revenues
Oil and Natural Gas Revenues $19.0 $34.0 $67.0 $20.9 $36.1
Realized Gain on Derivatives 7.6 5.3 7.1 1.0 4.7
Unrealized Gain (Loss) on Derivatives (2.4) 3.1 5.1 0.3 15.1
Total Revenues $24.3 $42.5 $79.2 $22.1 $55.9
Operating Expenses ($/ BOE)
   Production Taxes and Marketing $1.30 $1.38 $2.44 $2.27 $3.29
   Lease Operating 5.69 3.69 2.82 2.70 8.02
   Depletion, Depreciation and Amortization 12.94 10.89 12.35 11.23 25.04
   General and Administrative 8.57 6.77 5.21 4.25 5.15
Total Expenses $28.50 $22.73 $22.82 $20.45 $41.50
Adjusted EBITDA
(1)
$15.2 $23.6 $49.9 $15.3 $27.9
(1) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 29

Investment Highlights
Strong Growth Profile with Increasing Focus on Oil / Liquids
Oil production up almost five-fold in 2011 and projected to increase 8x to 9x in 2012
2012E capital expenditure program focused on oil and liquids exploration and development
High Quality Asset Base in Attractive Areas
Eagle Ford provides immediate oil-weighted value and upside
Expanding acreage position in Delaware Basin in West Texas
Other key assets provide long-term option value on natural gas, with Haynesville, Bossier and Cotton
Valley assets all essentially HBP
Significant Multi-year Drilling Inventory
Strong Financial Position and Long-Term Institutional, Industry and Individual Shareholders
Proven Management, Technical Team and Active Board of Directors
Management averaging over 25 years of industry experience
Board with extensive industry experience and expertise as well as significant company ownership
Strong record of stewardship for over 28 years
Active Exploration Effort Using Science and Technology
Ongoing pipeline of new oil and natural gas opportunities, with strong emphasis on science and technology to create value

Diversified Investor Composition Before July 31, 2012 Lock-up Expiration

Given management’s significant equity position, interests are well aligned with public shareholders
Unique and diverse investor base includes institutional and industry shareholders with significant experience investing in the oil and gas sector
Most initial capital was provided by investor base of predecessor company, Matador Petroleum
Corporation
Investor composition prior to July 31, 2012 lock-up expiration:
(1)  Approximate ownership at the time of the IPO
(2)  Public Float percentage also includes shares purchased by Management and Legacy Shareholders on or after the IPO
Management
13%
of shares
(1)
Legacy Shareholders
60%
of shares
(1)
Public Float
27%
of shares
(2)

Matador Resources Company (“MTDR”) 42